Exhibit 99.1

NEWS RELEASE

Travelport Worldwide Limited Announces Special General Meeting of Shareholders to be Held on March 15, 2019 and
Confirms Expiration of “Go-Shop” Period

LANGLEY, U.K., January 30, 2019: Travelport Worldwide Limited (“Travelport”) (NYSE: TVPT), a leading travel technology company, today announced that it has established a meeting date of March 15, 2019, for a special general meeting (the “Special General Meeting”) of its shareholders of record as of February 4, 2019 (the “Record Date”) to, among other things, consider and vote on a proposal to approve the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 9, 2018, by and among Travelport, Toro Private Holdings III, Ltd., and, following the execution of a joinder, Toro Private Holdings IV, Ltd. The Special General Meeting will take place at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022.

Travelport shareholders as of the close of business on the Record Date will be entitled to receive notice of, and vote at, the Special General Meeting.

Additional information about the Special General Meeting is included in the preliminary proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2019, and will be included in the definitive proxy statement, which is expected to be filed with the SEC and mailed to shareholders of record in the coming weeks.

Travelport also confirmed the expiration of the 45-day “go-shop” period pursuant to the terms of the Merger Agreement. During the “go-shop” period, an extensive outreach was conducted by Travelport and Morgan Stanley & Co. LLC., acting as Travelport’s financial advisor. None of the third parties contacted during this process provided a proposal or offer regarding an alternative acquisition proposal.

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About Travelport (www.travelport.com)

Travelport is the technology company which makes the experience of buying and managing travel continually better. It operates a travel commerce platform providing distribution, technology, payment and other solutions for the global travel and tourism industry. The company facilitates travel commerce by connecting the world’s leading travel providers with online and offline travel buyers in a proprietary business-to-business (B2B) travel marketplace.

Travelport has a leadership position in airline merchandising, hotel content and distribution, car rental, mobile commerce and B2B payment solutions. The company also provides critical IT services to airlines, such as shopping, ticketing, departure control and other solutions. With net revenue of over $2.4 billion in 2017, Travelport is headquartered in Langley, UK, has approximately 4,000 staff and is represented in 180 countries and territories.

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport by affiliates of Siris Capital Group, LLC (“Siris”) and affiliates of Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of Travelport for their consideration. In connection with the proposed transaction, Travelport has filed a preliminary proxy statement with the SEC and will file a definitive proxy statement with the SEC with respect to the Special General Meeting. The definitive proxy statement will be mailed to Travelport’s shareholders of record as of the Record Date. Travelport also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the preliminary proxy statement, the definitive proxy statement and other documents containing important information about Travelport, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Travelport will be available free of charge on Travelport’s website at ir.travelport.com or by contacting Travelport’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

Travelport and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Travelport in connection with the proposed transaction. Information about the directors and executive officers of Travelport is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, in its proxy statement for its 2018 annual general meeting of shareholders, which was filed with the SEC on April 25, 2018, and in the preliminary proxy statement for the Special General Meeting, which was filed with the SEC on January 15, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement for the Special General Meeting and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect Travelport’s current beliefs, expectations or intentions regarding future events.  In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words.  Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, Travelport’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of Travelport; Travelport’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of Travelport and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which Travelport operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; Travelport’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; Travelport’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of Travelport’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact Travelport’s outstanding indebtedness may have on the way Travelport operates its business; Travelport’s ability to achieve expected cost savings from Travelport’s efforts to improve operational and technology efficiency, including through Travelport’s consolidation of multiple technology vendors and locations and the centralization of activities; Travelport’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and Travelport’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in Travelport’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, Travelport’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, Travelport’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and Travelport’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on Travelport’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. Travelport assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If Travelport does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, Travelport claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Travelport Contacts

Investors

Peter Russell

Head of Treasury and Investor Relations

Tel: +44 (0)1753 288 248

peter.russell@travelport.com

Media

Julian Eccles

VP PR and Communications

Tel: +44 (0)7720 409 374

julian.eccles@travelport.com

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